Exhibit 99

News Release

CCNE NASDAQ L I S T E D

Contact:	Joseph B. Bower, Jr.
Secretary
(814) 765-9621

FOR IMMEDIATE RELEASE

CNB FINANCIAL CORPORATION HOLDS ANNUAL MEETING Clearfield, Pennsylvania - April 22, 2009

CNB Financial Corporation shareholders and CNB Bank each held separate annual meetings on April 21, 2009.

In the CNB Financial Corporation meeting, four incumbent directors were re-seated for a term of three years. They were: Joseph B. Bower, Jr., Robert E. Brown, Michael F. Lezzer and Robert W. Montler. These directors were elected to serve the board until the Annual Meeting in the year 2012. William C. Polacek was also elected to serve the Board for one year until the annual meeting in the year 2010.

The following Corporation directors retained their positions but were not standing for election this year: William F. Falger, Dennis L. Merrey, Deborah Dick Pontzer, Jeffrey S. Powell, James B. Ryan, Charles H. Reams and Peter F. Smith.

In addition to the election of directors, shareholders ratified the appointment of independent auditors, Crowe Horwath LLC for the year ending December 31, 2009.

Chairman, Dennis L. Merrey, conducted the meeting. He called upon Joseph B. Bower, Jr., Executive Vice President and Chief Operating Officer of CNB Financial Corporation and CNB Bank, to address the shareholders. Mr. Bower thanked those present and welcomed them to the meeting. He then focused the audience’s attention on a presentation that featured year end 2008 results. He discussed the lower earnings as occurred principally through write-downs in the investment portfolio. Also, the Corporation exceeded $1 billion in assets for the first time.

Mr. Bower introduced William F. Falger, President & Chief Executive Officer of CNB Financial Corporation and CNB Bank. Mr. Falger offered his comments regarding the performance of the Bank since the last Annual Shareholder’s Meeting in 2008 and the objectives for the remainder of 2009.

The most significant event of the year was the expansion of ERIEBANK, a division of CNB Bank, with two new concept buildings located in Millcreek Township at 2035 Edinboro Road and in Harborcreek at 5723 Buffalo Road. The office located in Millcreek Township opened in June, 2008 and serves as the headquarters of ERIEBANK, where the President and commercial lending staff offices are located. In September, 2008, an ERIEBANK Loan Production Office opened at 1000 Park Avenue in Meadville prior to the Harborcreek office opening, which occurred in October, 2008. A fifth and final new concept building for ERIEBANK is expected to open in Meadville in 2010.

The Corporation also expanded its consumer discount loan and finance business with the opening of its eighth new Holiday Financial Services office. The office, located in Erie, is to complement the ERIEBANK branch structure.

CNB Bank introduced a Private Banking division in 2008. This was handled by our commercial lenders who already have relationships with the business owners in our market.

In April, 2008, the Bank introduced a new reward checking account that features a high yield and free nationwide ATM usage in exchange for direct deposit or automatic debit transactions, email statements and a minimum number of check card purchase transactions. And in April, 2008, the bank also introduced a new checking account product for customers who have had difficulties obtaining bank accounts.

Mr. Falger presented the Bank’s objectives for 2009, which include differentiating the bank in the market, identifying profitable products and customers, and continuing controlled growth. In addition, the Corporation will further develop the most recent expansion initiatives that have been undertaken in the last few years. With a strong focus on loan and asset quality and continued use of proper underwriting techniques, the Corporation will reduce exposure to corporate debt.

Mr. Falger concluded his comments with the March 31, 2009 quarter end results. He noted a substantial growth in total assets and a 13% growth in earnings per share for March 31, 2009 as compared to March 31, 2008. Management is cautious regarding the remainder of 2009 as credit losses continue to rise in the financial markets across the country.

In the Corporation’s reorganizational meeting, the Board reappointed Dennis L. Merrey as Chairman. In addition, the Board named the following corporation officers: William F. Falger, President and Chief Executive Officer; Joseph B. Bower, Jr., Executive Vice President and Secretary; Charles R. Guarino, Treasurer and Principal Financial Officer; and Autumn F. Farley, Assistant Secretary. Peter F. Smith was retained as counsel.

The CNB Bank annual meeting then followed with the thirteen incumbent bank directors re-elected for the ensuing year. They are Joseph B. Bower, Jr., Robert E. Brown, William F. Falger, Michael F. Lezzer, Dennis L. Merrey, Robert W. Montler, William R. Owens, Deborah Dick Pontzer, Jeffrey S. Powell, Charles H. Reams, James B. Ryan and Peter F. Smith. Mr. Merrey was reappointed as Chairman of the Board.

Following that re-election process, the following banking officers were appointed for the forthcoming year: Mr. Falger, President and Chief Executive Officer; Mr. Bower, Executive Vice President and Chief Operating Officer; Mark D. Breakey, Executive Vice President and Chief Credit Officer; Charles R. Guarino, Vice President and Chief Financial Officer; and Richard L. Sloppy, Executive Vice President and Chief Lending Officer.

David J. Zimmer, President/ ERIEBANK, Donald W. Damon, Senior Vice President/ Private Banking Division/ ERIEBANK; Steven M. Cappellino and William L. DeLuca, Jr., Senior Vice Presidents/ Commercial Banking Division/ ERIEBANK; Robert S. Berezansky, Senior Vice President/Corporate Lending; James M. Baker, Michael E. Haines, Robin L. Hay, Jeffrey A. Herr, Charles C. Shrader, Michael C. Sutika and Joseph H. Yaros, Vice Presidents/ Commercial Banking; Scott O. Calhoun and John M. Schulze, Vice Presidents/ Commercial Banking/ ERIEBANK; Craig C. Ball, Vice President/ Wealth Management and William J. Vitron, Jr., Vice President/ Wealth Management/ ERIEBANK; Mary Ann Conaway, Vice President/ Human Resources; Richard L. Greslick, Jr., Vice President/ Operations; David W. Ogden, Vice President/ Credit Administration; Edward H. Proud, Vice President/ Information Systems; Christopher L. Stott, Vice President/ Mortgage Lending; Calvin R. Thomas, Jr., Vice President/ Trust Officer; Thomas J. Ammerman, Jr., Assistant Vice President/ Security; Donna J. Collins, Assistant Vice President/ Compliance; Gregory M. Dixon, Assistant Vice President/ Credit Administration; Leanne

D. Kassab, Assistant Vice President/ Marketing; Eileen F. Ryan, Assistant Vice President/ Mortgage Lending; Susan M. Warrick, Assistant Vice President/ Operations; Brian W. Wingard, Assistant Vice President/ Controller; Vickie L. Baker and Ruth Anne Ryan-Catalano, Assistant Vice Presidents/Regional Branch Administration; Mary A. Baker and Deborah M. Young, Assistant Vice Presidents/ Community Banking; Denise J. Greene, Francine M. Papa, Douglas M. Shaffer, Susan J. Shimmel, Theresa L. Swanson and Gregory R. Williams, Community Office Managers; Heidi E. Bemiss, Kelly S. Buck, Carla M. LaBoda, Abby L. Mouyard, Community Office Managers/ERIEBANK; Paul D. Sallie, Commercial Lending Officer/ ERIEBANK; Steven C. Tunall, Commercial Banking; Carol J. Cossick, Assistant Controller; Paul A. McDermott, Larry A. Putt, Brenda L. Terry and Mary Ann Roney, Banking Officers; Richard L. Bannon, Credit Administration Officer; Jennifer L. Mowery, Staff Commercial Lender; Natalie R. Barnett, Financial Consultant; Thomas W. Grice, Network Administration Officer; Shannon L. Irwin, Human Resources Officer; Susan B. Kurtz, Customer Service Officer; Glenn R. Pentz, Trust Officer, Dennis J. Sloppy, Information Systems Officer; Carolyn B. Smeal, Operations Officer; BJ Sterndale, Training Officer; and Jane M. Gnan, Assistant Trust Officer.

In addition, for Holiday Financial Services, the following officers have been appointed for the forthcoming year: Joseph P. Strouse, Vice President/Community Office Manager and Jonathan L. Holler, Assistant Vice President/Community Office Manager.

Inquiries regarding CNB Financial Corporation stock (CCNE) can be answered by phoning (814) 765-9621.

CNB Bank is the primary subsidiary of CNB Financial Corporation and has twenty-one community offices in Cambria, Clearfield, Centre, Elk, Jefferson, McKean and Warren counties and a Loan Production office in Johnstown, PA. ERIEBANK is a division of CNB Bank and currently operates four full service offices in Erie and Harborcreek, PA and a Loan Production Office in Meadville, PA. Holiday Financial Services Corporation is a subsidiary of CNB Financial Corporation and currently has offices in Bellefonte, Bradford, Clearfield, Erie, Hollidaysburg, Northern Cambria, Ridgway and Sidman, PA.

CNB Bank’s website is http://www.bankcnb.com, ERIEBANK’s website is www.eriebank.net, and Holiday Financial Services’ website is www.holidayfinancialservices.com.